EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF GLOBAL COOLING TECHNOLOGIES CORP.

In connection with the accompanying Quarterly Report on Form 10-Q of Global Cooling Technologies Corp. for the quarter ended September 30, 2009, the undersigned, David Rendina, President and Chief Executive Officer of Global Cooling Technologies Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 fairly presents, in all material respects, the financial condition and results of operations of Global Cooling Technologies Corp.

Date:  November 16, 2009

/s/ David Rendina
David Rendina
President and Chief Executive Officer, and principal financial officer